ANALYST PRESENTATION February 7, 2017 Paul B. Murphy, Jr. Chairman and CEO Investor Presentation April 2018 Exhibit 99.1

Disclaimers This communication contains forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements reflect our current views with respect to, among other things, future events and our results of operations, financial condition and financial performance. These statements are often, but not always, made through the use of words or phrases such as “may,” “should,” “could,” “predict,” “potential,” “believe,” “will likely result,” “expect,” “continue,” “will,” “anticipate,” “seek,” “estimate,” “intend,” “plan,” “projection,” “would” and “outlook,” or the negative version of those words or other comparable words of a future or forward-looking nature. These forward-looking statements are not historical facts, and are based on current expectations, estimates and projections about our industry, management’s beliefs and certain assumptions made by management, many of which, by their nature, are inherently uncertain and beyond our control. Accordingly, we caution you that any such forward-looking statements are not guarantees of future performance and are subject to risks, assumptions and uncertainties that are difficult to predict. Although we believe that the expectations reflected in these forward-looking statements are reasonable as of the date made, actual results may prove to be materially different from the results expressed or implied by the forward-looking statements.  Such factors include, without limitation, the “Risk Factors” referenced in our Registration Statement on Form S-1 filed with the Securities and Exchange Commission (SEC), other risks and uncertainties listed from time to time in our reports and documents filed with the SEC, including our Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q, and the following factors: business and economic conditions generally and in the financial services industry, nationally and within our current and future geographic market areas; economic, market, operational, liquidity, credit and interest rate risks associated with our business; lack of seasoning in our loan portfolio; deteriorating asset quality and higher loan charge-offs; the laws and regulations applicable to our business; our ability to achieve organic loan and deposit growth and the composition of such growth; increased competition in the financial services industry, nationally, regionally or locally; our ability to maintain our historical earnings trends; our ability to raise additional capital to implement our business plan; material weaknesses in our internal control over financial reporting; systems failures or interruptions involving our information technology and telecommunications systems or third-party servicers; the composition of our management team and our ability to attract and retain key personnel; the fiscal position of the U.S. federal government and the soundness of other financial institutions; the composition of our loan portfolio, including the identify of our borrowers and the concentration of loans in energy-related industries and in our specialized industries; the portion of our loan portfolio that is comprised of participations and shared national credits; and the amount of nonperforming and classified assets we hold. Cadence can give no assurance that any goal or plan or expectation set forth in forward-looking statements can be achieved and readers are cautioned not to place undue reliance on such statements. The forward-looking statements are made as of the date of this communication, and Cadence does not intend, and assumes no obligation, to update any forward-looking statement to reflect events or circumstances after the date on which the statement is made or to reflect the occurrence of unanticipated events or circumstances, except as required by applicable law. Certain of the financial measures and ratios we present are supplemental measures that are not required by, or are not presented in accordance with, U.S. generally accepted accounting principles (GAAP). We refer to these financial measures and ratios as “non-GAAP financial measures.” We consider the use of select non-GAAP financial measures and ratios to be useful for financial and operational decision making and useful in evaluating period-to-period comparisons. These non-GAAP financial measures should not be considered a substitute for financial information presented in accordance with GAAP and you should not rely on non-GAAP financial measures alone as measures of our performance. More information regarding non-GAAP financial measures, including a reconciliation of non-GAAP financial measures to the comparable GAAP financial measures, is included in our earnings release and in the appendix to this presentation.

Historical Financial Performance 44% 62% 74% 17% 26% 74% 80% 84% 20% 16% 92% 8% 96% 4% (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix Net Interest Margin (%) 3.46% 3.71% 3.52% 3.59% 3.64%

Net Income Key Metrics Reflect Continued Improvement Earnings Per Share Return on Tangible Equity (2) $ in millions, unless otherwise indicated Return on Assets (1) 4Q17 results are adjusted for one-time tax charge of $19.0 million or $0.22/share related to tax reform (2) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix (1)(2) (1)(2) (1)(2) (1)

Financial Highlights $ in millions, except per share and unless otherwise indicated (1) Favorable (Unfavorable) comparison versus prior period. YoY represents 3/31/18 vs. 3/31/17. QoQ represents 3/31/18 vs. 12/31/17. (2) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix (3) Annualized for the three month periods

Respected Veteran Management Team and Board of Directors Attractive Run-Rate Core Profitability and Return Profile Middle Market C&I focus, Texas franchise and Specialized Industries Drive Growth Proven Business Model Focused on Client Relationships, High Touch, and Personal Service Mid-Sized Bank with Large Bank Skill Set and Talent Well Positioned in Attractive Markets in Texas and the Southeast Key Investment Highlights Disciplined Underwriting and Well Established Risk Management Framework

Management Name Title Age Years of Experience Previous Experience Paul B. Murphy, Jr. Chairman and Chief Executive Officer 58 37 Co-Founder and former CEO of Amegy bank Grew Amegy Bank from 1 location / $50mm in assets in 1990 to 85 locations / $11bn in assets by 2010 Generated a 36x return and 16 year IRR of 25%+ for initial investors when sold to Zions in 2005 Spent 9 years at Allied Bank of Texas/First Interstate Samuel M. Tortorici President 52 31 CEO of Regions Bank C&I business Oversaw ~$40bn of loan commitments and deposits generating over $1bn in revenue Led 500 bankers across 16 states CFO of AmSouth Valerie C. Toalson Executive Vice President, Chief Financial Officer 52 31 CFO of BankAtlantic Bancorp (7 years) 13 years at Bank of Oklahoma in various senior roles including Controller, Credit Services and Chief Auditor Financial Services Audit Manager at Price Waterhouse Hank Holmes Executive Vice President, Business Services 47 25 President of Cadence Bank Former Director of Special Assets, Private Banking and Commercial Real Estate divisions at Amegy Bank of Texas Spent 18 years at Amegy; 10 years on Executive Management Team Randy Schultz Executive Vice President, Specialized Industries 59 35 Founder and managing director of Regions Bank’s Restaurant Banking Group (RRB) Managing Director of Bank of America’s Restaurant and Beverage Finance Group (RBFG) Grew portfolio from $300mm in assets to over $7bn Executive Management Team – Proven & Experienced

Veteran Board of Directors – Active & Engaged Board of Directors Name Title Age Experience Paul B. Murphy, Jr. Chairman / CEO 58 CEO of Cadence Bancorporation Co-Founder and former CEO of Amegy bank William B. Harrison, Jr. Director 74 Former Chairman/CEO J.P. Morgan Chase, Chase Manhattan, Chemical Bank Member of the J.P. Morgan International Council, Advisory Board member of the Aurora Capital Group, the Advisory Board of Chilton Investment Company, and the Advisory Board of Spencer Stuart Robert K. Steel Director 66 CEO Perella Weinberg Former NYC Deputy Mayor, CEO of Wachovia, US Treasury Under Secretary, Goldman Sachs Vice-Chairman and Head of Equities in Europe Scott M. Stuart Director 58 Co-founder and managing partner of Sageview Capital Former Partner and part of investment committee at KKR Former investment banker in the M&A group at Lehman Brothers J. Richard Fredericks Director 72 Founding Partner and Managing Director at Main Management Previous U.S. Ambassador to Switzerland and Liechtenstein Montgomery Securities, Shuman, Agnew & Company, Dean Witter 17 time All American bank analyst at Montgomery Securities Marc J. Shapiro Senior Advisory Director 70 Former non-executive Chairman and former Vice Chairman for Finance and Risk Management of J.P. Morgan Chase Former CEO Texas Commerce Bank Stanley D. Levy Advisory Director 54 COO of the Morgan Group Former Managing Director in J.P. Morgan Chase’s Real Estate and Lodging Investment Banking Group

A Franchise Evolved March 2011 Cadence Bank, N.A. Starkville, MS-based $1.5bn in assets 38 branches 126-yr history July 2012 Encore Bank, N.A. Houston, TX-based $1.6bn in assets 12 branches Linscomb & Williams Encore Trust Town & Country Insurance May 2014 Investment Grade Rating Kroll Bond Rating Agency June 2014 $245mm debt issuance March 2015 $50mm debt issuance April 2011 Superior Bank, N.A. Birmingham, AL-based $2.6bn in assets 73 branches 54-yr history FDIC Loss Share Agreement January 2016 Terminated Superior Bank loss share agreement ($ in millions) 2013 2014 2015 2016 2017 CAGR Assets $6,453 $7,945 $8,812 $9,531 $10,949 14.1 % Loans $4,859 $6,193 $6,917 $7,433 $8,253 14.2 % Acquired $1,466 $1,073 $730 $554 $458 (25.2)% Originated $3,394 $5,120 $6,186 $6,879 $7,795 23.1 % Deposits $5,347 $6,580 $6,987 $8,017 $9,011 13.9 % Branches 99 81 66 66 65 (10.0)% FTEs 1,373 1,344 1,218 1,193 1,205 (3.2)% September 2011 Added a 16 person C&I team in Houston December 2011 Added a 6 person Specialized Industries lending team including Healthcare and Restaurant August 2012 Tampa Commercial Banking Business Banking Treasury Management Cadence Branch LPO / Trust Office April 2017 $172.5mm Initial Public Offering Capital Raise M&A Recruit Talent Growth & Operating Leverage FORMATION 2009 Community Bancorp, LLC (n/k/a Cadence Bancorp, LLC) Board of Directors and management team formed Intent to buy/recap distressed banks in need of capital and management October 2010 Fund Closing $1bn committed capital raise Patient, long-term investors consisting largely of university endowments and pension funds Balance Sheet Initiatives Loan Sales $36mm in 2014 $133mm in 2015 $336mm in 2016 Branch / Deposit Sales 2 branches, $31mm in 2014 7 branches, $258mm in 2015 February 2018 $230mm Follow-on Offering November 2017 $240mm Follow-on Offering 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018

Straightforward Business Model Markets People Mission, Values and Vision Our Vision … To be one of the top performing banks in the nation. Our Core Values … Do Right: Do right by others. Your customers, your colleagues and yourself. Own It: Own your actions. Be as accountable for what works as what doesn't. Doers are those who try new approaches. And every step forward eventually becomes the path for others to follow. Embrace We: Nothing is more powerful than what comes from bringing together a diverse group of passionate professionals committed to their colleagues, customers and community. Fresh Thinking Welcome Here: Achieving our vision depends on each of us challenging convention to find new and better ways to do the things that will separate us from our competition and best serve our clients. We must be willing to lead in order to create meaningful solutions for our clients. The Cadence Difference To deliver a better banking experience for every client. Our Mission … We will design for them. Respond to them. And learn from them. We will ignite our talented team to relentlessly pursue the most innovative products and best services and practices in all we do. We will utilize technology to deliver timely and superior solutions for our customers. We will be a bank our customers will be proud of. We will be the bank to get it right. It Matters Who You Choose to be Your Banker

Commentary $ in billions Markets with large, growing populations Texas is the 2nd largest economy among U.S. states and 10th largest global economy Texas has an attractive infrastructure supported by job growth, active business climate, strong trade and foreign investment Birmingham, Tampa and Huntsville are established and stable Southeast markets Southeast markets provide steady growth and high quality funding to complement our Texas franchise Source: U.S. Census data from Nielsen, Bureau of Labor Statistics and SNL Financial; market data as of June 30, 2017 Note: Cadence aggregate demographic data shown based on a deposit-weighted average of Cadence’s top 5 MSAs; 2012 deposit data shown pro forma for pending Encore acquisition. (1) Projection period is January 2018 to January 2023 (compound annual growth rate “CAGR”). (2) 5-year GDP CAGR is as of September 27, 2016. 5-Year Historical GDP CAGR² Attractive Markets – Diverse and Complementary Review of Largest MSAs MSA Deposits # of Branches Mkt. Share Population (mm) 5-Year Dep. CAGR Deposits in Market Houston $ 3.1 9 1.3% 7.0 16.4% $ 240.9 Birmingham 1.8 10 4.9 1.2 29.0 37.9 Tampa 0.8 8 1.0 3.1 24.4 81.9 Huntsville 0.3 4 4.4 0.5 7.4 7.8 Sarasota 0.3 3 1.7 0.8 7.2 20.5 Other Markets 1.5 31 –. –. 5.9 167.5 Total $ 7.9 65 –. % –. 15.4% $ 556.5 5-Year Projected Population CAGR¹

Houston’s Attractive Growth Outlook Source: U.S. Department of Labor, U.S. Census data from Claritas, BEA, Greater Houston Partnership, U.S. Department of Commerce and Forbes. Note: Historical U.S. and Texas growth rates shown as CAGRs. $ in millions 4th largest MSA by population in the U.S. with 6.9mm residents Fastest growing metropolitan area, by population, among the top 25 largest metropolitan areas in the U.S. One of the youngest populations among large MSAs If Houston was a country, it would be the 23rd largest country in the world (~$500bn of GDP) Houston has more jobs than 36 states in the U.S. 3rd lowest cost of living amongst top 20 MSAs 4th most Fortune 500 headquarters with 20; 41 Fortune 1,000 headquarters Largest port system in the U.S., large and growing medical center, technology hub, energy epicenter and petrochemical production The Houston Market Provides Size, Scale and Diversity U.S. ’12-’17: 1.8% Houston ‘12-’17: 2.4% 2mm jobs added over last 40 years (~50K per Year) Diversified Economy Houston Population Growth (000s) Growing Non-Energy Jobs (000s) Houston Total Job Growth

Proven Business Model & Long-Term Client Relationships Banking Financial Services Note: Figures do not equal 100% due to rounding. (1) Excludes corporate overhead segment. Segment Revenue Contribution¹ Banking Business Line Revenue Contribution Product Offering Commercial Banking Corporate and middle market commercial and industrial Specialized industries (restaurant, healthcare, technology) Energy Community and business banking Commercial real estate Retail Banking Business banking (serves 16,000 businesses) Mortgage and other consumer (serves 65,000 households) Private Banking Investment Management Focus on the affluent and high net worth segments Linscomb & Williams – 45 year history Approximately $3.3bn of assets under management Trust Services Personal and institutional trust services Approximately $2.3bn of assets under administration Insurance Services Business and personal insurance products Full range of insurance products (P&C, life, disability, etc.) Focused on delivering high-touch, personalized service across our franchise; Over 130 relationship managers with an average of 20 years of experience 1Q18 Banking Segment Revenue : $ 108.5mm 1Q18 Total Revenue1 : $ 120.2mm

Highlights Healthy Loan Growth $ in millions, unless otherwise indicated Loan Growth Loans grew $1.1 billion or 14% to $8.6 billion from the year ago period. Cadence continues to be commercial-focused, reflecting 77% of total loans. Organic loan production and pipelines remain attractive with strong commercial customer activity. Energy loans were $984 million or 11% of total loans, with 57% of the total consisting of Midstream. (1) Period End Financials. (2) Figures do not equal 100% due to rounding. (3) Favorable (Unfavorable) comparison versus prior period. YoY represents 3/31/18 vs. 3/31/17. QoQ represents 3/31/18 vs. 12/31/17. 1Q18 Loan Breakdown and Historical Comparison

Stable Credit Quality $ in millions, unless otherwise indicated Nonperforming Assets(1) Highlights Net Charge Offs Total nonperforming assets were stable in the first quarter of 2018. Overall asset quality improvement, increase in energy prices, active credit resolutions, and loan paydowns drove NPAs lower by $98 million or 57% from a year ago. 71% of all NPLs are energy, of which 85% are performing in accordance with contractual terms. Originated portfolio delinquency (30+ day past due) further declined in 1Q18 to 14 bp compared to 23 bp in 4Q17. Net charge-offs in 1Q18 were very low, $0.4 million in 1Q18 or 2 bps of average loans on an annualized basis, compared to $4.4 million and 6 bps for all of 2017. Loan provision in 1Q18 was $4.4 million, driven primarily by loan growth as well as some loan maturity/grade migration in the existing portfolio. The allowance for credit losses was $91.5 million or 1.1% of total loans at 1Q18; reserves for the energy portfolio were 1.5%. (1) NPA% represents total nonperforming assets (NPAs) to total loans and OREO and other NPAs

Highlights Solid Core Deposit(2) Growth $ in millions, unless otherwise indicated Deposit Growth 1Q18 Deposit Breakdown and Comparison Core Deposit(2) growth remains a top strategic focus, increasing $15.8 million or 0.2% from linked quarter and $1.5 billion or 21% from prior year. Commercial deposit relationships & treasury management were the strongest areas of growth, with period-end balances impacted by seasonal fluctuation of certain customers. Core deposits are: 50% commercial, 13% wealth, and 37% retail as of March 31, 2018. (1) Favorable (Unfavorable) comparison versus prior period. YoY represents 3/31/18 vs. 3/31/17. QoQ represents 3/31/18 vs. 12/31/17. (2) Core deposits are defined as total deposits excluding brokered deposits Deposit Composition (3/31/18)

Net Interest Margin $ in millions, unless otherwise indicated Highlights Net interest margin (tax equivalent) improved 5bp to 3.64% from 3.59% in 4Q17 and improved 18bp from 3.46% a year ago due to increased loan yields and lagging deposit costs related to the December and March rate hikes. NIM excluding recovery accretion improved 14bp to 3.62% from 3.48% in 4Q17 and improved 19bp from 3.43% in 1Q17. Loan yields excluding recovery accretion in 1Q18 were 4.92%, up from 4.59% in 4Q17. The originated loan beta was 132% year-to-date and 72% over the past 5 quarters.(2) Total cost of deposits was 75bp for 1Q18 versus 69bp in 4Q17. Deposit betas were approximately 20% year-to-date and 28% over the past 5 quarters.(2) NIM, Yields & Costs (1) Figures may not total due to rounding (2) Betas are calculated by dividing the change in yield/cost by the change in the average one month LIBOR during the period. Net Interest Margin (TE) Rollforward(1)

Highlights Attractive Noninterest Income Platform Noninterest Income Composition(2) Adjusted Noninterest Income Growth(1) $ in millions, unless otherwise indicated 1Q18 Noninterest Income: $ 25mm Adjusted noninterest income(1) of $25 million down -3% from 4Q17 and was up 4% compared to 1Q17. Decline from 4Q17 largely due to 4Q17 loan sale gain of $1.6 million, partially offset by broad based growth in financial services fee revenues, credit fees and service charges. Assets Under Management (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix (2) Figures may not total due to rounding Total Noninterest Income / Total Revenue 24.3% 22.0% 25.0% 22.6% 21.5%

Pre-tax, Pre-Provision Net Earnings(1) Net Earnings Growth & Ongoing Expense Management Noninterest Expense Highlights $ in millions, unless otherwise indicated Pre-tax, Pre-Provision Net Earnings was up 15% from 4Q17 and 22% from 1Q17 due to strong revenue and managed expenses. Compared to 4Q17, 1Q18 revenues were up $2.5 million and expenses declined $4.4 million. 1Q18 noninterest expense included approximately $3.1 million in non-routine costs from our February 2018 secondary offering and final resolution of a legacy bank legal matter. Improved Efficiency Ratio(1) (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix

Our Strategy Going Forward Organic Loan Growth Grow existing customer relationships and leverage proven team / capabilities to drive market share gains Continue the strong momentum in our specialized lending businesses and add new industry verticals Attract and develop early career talent to drive incremental relationship and loan growth Grow Deposit Franchise Grow retail deposits through optimized and focused branch footprint Increase adoption of digital and mobile offering Leverage strong commercial relationships to grow treasury and cash management Operating Leverage Continued expense discipline and focus on operating efficiency Selectively invest in infrastructure and hire key people in anticipation of future growth Leverage sophisticated technology comparable to that offered by much larger banks Fee Business Opportunity Use strong commercial relationships to grow AUM/A in investment management and trust Continue to build treasury and cash management business Focus on products and services that complement our core banking business Selective M&A Focus is on organic growth, but may consider strategic and financially compelling opportunities May consider opportunities that provide strong deposit funding, access to new markets or customers, add new product capabilities and / or bolster our existing fee offering Over 180 in-market bank opportunities with $500mm - $3.0bn of assets¹ (1) Source: SNL Financial and regulatory filings.

Operating Leverage and Attractive Returns The Cadence Value Proposition Attractive Markets 1 Scalable Infrastructure 2 Quality Loan Growth 3 Proven Expense Discipline 4 Motivated and Focused Leadership 5

Supplementary Information

Crossing $10+ billion *Assumes 21.5% tax rate (1) Based on preliminary management assumptions and calculations driven off current assessment of Cadence bank profile. As of 3/31/18, $11.0 billion of total assets. We are prepared to comply with heightened regulatory requirements as we crossed the $10 billion threshold during the third quarter of 2017. Under the current requirements, we will be subject to the majority of incremental regulation starting in 3Q 2018 and DFAST stress testing in 2019. Large and experienced team with nearly 80 risk and audit professionals. In addition, we have spent over $2 million enhancing our risk management infrastructure since 2013. Hired an independent consultant in early December 2016 to provide services on DFAST (stress testing) preparation, including an assessment of current status and assistance in preparation and ongoing maintenance of stress test framework $ in millions Expected Regulatory Costs Date Estimated Annual Impact Key Primary Regulation Applicable 2018E 2019E Description Durbin 3Q 2018 $ 1.30 $ 2.60 Caps interchange revenue FDIC Assessment 3Q 2018 1.50 3.00 FDIC Large Bank assessment pricing(1) CFPB Supervision 3Q 2018 TBD TBD CFPB oversight of consumer businesses DFAST (stress test) ‘19 Cycle 1.56 1.38 Company-run stress test requirements Highway Bill 1Q 2018 1.25 1.25 Caps Federal Reserve dividends Total Pre-Tax $ 5.61 $ 8.23 Total After-Tax 4.40 6.46

CBRG Portfolio Overview1 Specialized Industries: Restaurant Banking $ in millions, unless otherwise indicated Total Restaurant Industry Loans1 Approximately $1,107 million of CBRG loans with an average loan size of ~$14 million as of 3/31/18 As of 3/31/18, two thirds franchisee clients and one third franchisors-operating companies Strong credit results and active portfolio management: Since inception, only ~$400k charge-offs (strategic exit) 76% limited service and 24% full service restaurants Well diversified exposure across 44 concepts and multiple geographies (1) Total Restaurant Industry Loans for Cadence Bancorporation, as reported in our publicly filed financial statements, are based on NAICS codes and include certain loans originated outside of the Cadence Bank Restaurant Group (CBRG). Other figures are for CBRG only. CBRG Sector Concentration CBRG Concept Exposure Mix

CBHBG Portfolio Overview1 Specialized Industries: Healthcare Banking $ in millions, unless otherwise indicated Total Healthcare Industry Loans1 Approximately $490 million in Healthcare Banking Group (CBHBG) funded loans, $740 million in total committed balances, and 42 clients as of 3/31/18 Granular portfolio with average funded loans of approximately $10 million by client Approximately 90% of clients are based in or have significant operations in Texas and the Southeastern United States Highly selective client acquisition strategy focused on: Strong and experienced management teams Appropriate healthcare sector selection Client partners (management and private equity) looking to use moderate leverage Significant equity and junior capital in client capital stack (Typical capital structure has equity as a minimum of 40-50% of total capital). Significant diversification by sector: The REIT sector includes clients with significant portfolio diversification at the client level Additional diversification within the sectors. For example, Post-acute includes Home Health, Hospice and Nursing. (1) Total Healthcare Industry Loans for Cadence Bancorporation, as reported in our publicly filed financial statements, are based on NAICS codes, excluding non-owner occupied CRE, and include certain loans originated outside of the Cadence Bank Healthcare Group (CBHBG). Other figures are for CBHBG only, which include certain healthcare related loans categorized as non-owner occupied CRE in our financial statements, and are therefore not included in the above Healthcare Industry NAICS figures. CBHBG Sector Concentration1

CBTBG Portfolio Overview(1) Specialized Industries: Technology Banking $ in millions, unless otherwise indicated Total Technology Industry Loans1 Over $500 million in Technology Banking Group (CBTBG) commitments with 30 clients as of 3/31/18 Disciplined relationship and credit strategy Top tier investors provide well-capitalized support Management teams focused on developed business models with products and services Emphasis on recognized value in the market, evidencing sustainable organic growth, and scalability Highly diversified sector investment in over 20+ sub-verticals (1) Total Technology Industry Loans for Cadence Bancorporation, as reported in our publicly filed financial statements, are based on NAICS codes and include certain loans originated outside of the Cadence Bank Technology Banking Group (TBG). Other figures above reflect only loans originated by TBG. CBTBG Sector Concentration CBTBG Vertical Concentration1

Energy Loans Detail $ in millions Note: Figures may not total due to rounding. (1) Excluded from our Nonperforming Loans as of September 30, 2017 is a $9.9 million nonperforming energy credit that was reclassified as held-for-sale (HFS) and sold during the fourth quarter of 2017. Because this credit was reclassified to HFS and sold it has not been included in our investment loan portfolio ratios in order for these ratios to be comparable to prior and subsequent periods.

Allowance for Credit Losses Rollforward $ in thousands Note: Figures may not total due to rounding.

Summary Balance Sheet – Period End $ in millions Note: Figures may not total due to rounding.

Summary Income Statement - Quarterly $ in millions (1) Considered a non-GAAP financial measure. See “Non-GAAP Measures and Ratio Reconciliation” in the appendix Note: Figures may not total due to rounding.

Non-GAAP Measures and Ratio Reconciliation $ in millions Note: Figures may not total due to rounding.

Non-GAAP Measures and Ratio Reconciliation, continued Note: Figures may not total due to rounding. $ in millions, unless otherwise indicated

Non-GAAP Measures and Ratio Reconciliation, continued Note: Figures may not total due to rounding. $ in millions, unless otherwise indicated

Non-GAAP Measures and Ratio Reconciliation, continued Note: Figures may not total due to rounding. $ in millions, unless otherwise indicated